Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 7, dated as of January 18, 2013 (this “Amendment”), to the Credit Agreement, dated as of July 27, 2010, as amended and restated on August 6, 2010, further amended and restated on September 21, 2010 and amended on September 28, 2010, February 17, 2011, July 30, 2011 and September 13, 2012 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOMKINS, LLC (formerly known as Pinafore, LLC), a Delaware limited liability company (the “LLC Co-Borrower”), TOMKINS, INC. (formerly known as Pinafore, Inc.), a Delaware corporation (the “Corporate Co-Borrower” and, together with the LLC Co-Borrower, the “Borrower”), PINAFORE HOLDINGS B.V., a private limited liability company (besloten vennootschap) organized in the Netherlands, as Holdings, the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, CITICORP USA, INC., as Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and certain other Agents party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits the Borrower to refinance all outstanding Term A Loans with Replacement Term A Loans and all outstanding Term B Loans with Replacement Term B Loans;

WHEREAS, on the Amendment No. 7 Effective Date (as defined below), the Borrower intends to (i) incur Replacement Term A Loans in an aggregate principal amount of $98,707,733.06 (the “Term A-2 Loan Facility”), (ii) use the proceeds of the Term A-2 Loans (as defined below) to repay all Term A Loans outstanding immediately prior to the Amendment No. 7 Effective Date (the “Existing Term A Loans”), (iii) incur Replacement Term B Loans in an aggregate principal amount of $1,344,179,848.68 (the “Term B-2 Loan Facility”) and (iv) use the proceeds of the Term B-2 Loans (as defined below) to repay all Term B Loans outstanding immediately prior to the Amendment No. 7 Effective Date (the “Existing Term B Loans” and, together with the Existing Term A Loans, the “Existing Term Loans”);

WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to convert to Term A-2 Loans (each such Person who is a Term A Lender holding Existing Term A Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term A-2 Lender”) has agreed to convert all of its outstanding Existing Term A Loans into Term A-2 Loans (such converted Term A-2 Loans, the “Converted Term A-2 Loans” and any such conversion of Existing Term A Loans into Term A-2 Loans being referred to herein as a “Term A Conversion”). To the extent not all Existing Term A Loans are converted into Term A-2 Loans, the Lender who has delivered a signature page hereto as an additional Term A-2 Lender (the “Additional Term A-2 Lender” and, together with the Continuing Term A-2 Lenders, the “Term A-2 Lenders”) has agreed to provide a commitment to provide additional Term A-2 Loans (“Additional Term A-2 Loans” and, together with Converted Term A-2 Loans, “Term A-2 Loans”) in an amount sufficient so that the Term A-2 Loan Facility is fully funded as of the Amendment No. 7 Effective Date (such amount, the “Additional Term A-2 Commitment Amount”). Any Lender holding Existing Term A Loans immediately prior to the effectiveness of this Amendment that is not a Term A-2 Lender is referred to herein as an “Exiting Term A Lender”;

WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to convert to Term B-2 Loans (each such Person who is a Term B Lender holding Existing Term B Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B-2 Lender”) has agreed to convert all of its outstanding Existing Term B Loans into Term B-2 Loans (such converted Term B-2 Loans, the “Converted Term B-2 Loans” and any such conversion of Existing Term B Loans into Term B-2 Loans being referred to herein as a “Term B Conversion”; and each Term B Conversion or Term A Conversion, as applicable, a “Conversion”). To the extent not all Existing Term B Loans are converted into Term B-2 Loans, the Lender who has delivered a signature page hereto as an additional Term B-2 Lender (the “Additional Term B-2 Lender” and, together with the Continuing Term B-2 Lenders, the “Term B-2 Lenders”; the Term A-2 Lenders together with the Term B-2 Lenders, the “Replacement Term Lenders”) has agreed to provide a commitment to provide additional Term B-2 Loans (“Additional Term B-2 Loans” and, together with Converted Term B-2 Loans, “Term B-2 Loans”; the Term B-2 Loans together with the Term A-2 Loans, the “Replacement Term Loans”) in an amount sufficient so that the Term B-2 Loan Facility is fully funded as of the Amendment No. 7 Effective Date (such amount, the “Additional Term B-2 Commitment Amount”). Any Lender holding Existing Term B Loans immediately prior to the effectiveness of this Amendment that is not a Term B-2 Lender is referred to herein as an “Exiting Term B Lender”;

WHEREAS, certain Exiting Term A Lenders party hereto (the “Term A-2 Assignees”) have entered into an Assignment and Assumption with the Additional Term A-2 Lender pursuant to which the Additional Term A-2 Lender will assign to the Term A-2 Assignees the principal amount of Term A-2 Loans set forth in such Assignment and Assumption and certain Exiting Term B Lenders party hereto (the “Term B-2 Assignees” and, together with the Term A-2 Assignees, the “Replacement Term Loan Assignees”) have entered into an Assignment and Assumption with the Additional Term B-2 Lender pursuant to which the Additional Term B-2 Lender will assign to the Term B-2 Assignees the principal amount of Term B-2 Loans set forth in such Assignment and Assumption;

WHEREAS, Section 10.01 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Loan Documents;

WHEREAS, in order to effect the foregoing, Holdings, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Replacement Term Commitments. (a) Subject to the terms and conditions set forth herein, on the Amendment No. 7 Effective Date (i) each Continuing Term A-2 Lender agrees to convert all of its Existing Term A Loans into Term A-2 Loans and (ii) the Additional Term A-2 Lender agrees to fund a Term A-2 Loan in a principal amount equal to the Additional Term A-2 Commitment Amount. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Term A-2 Lender shall be entitled to receive payment on the Amendment No. 7 Effective Date of the unpaid fees and interest accrued to such date, and any amounts payable pursuant to Section 3.05 of the Credit Agreement, with respect to all of its Existing Term A Loans.

(b) Subject to the terms and conditions set forth herein, on the Amendment No. 7 Effective Date (i) each Continuing Term B-2 Lender agrees to convert all of its Existing Term B Loans into Term B-2 Loans and (ii) the Additional Term B-2 Lender agrees to fund a Term B-2 Loan in a principal amount equal to the Additional Term B-2 Commitment Amount. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Term B-2 Lender shall be entitled to receive payment on the Amendment No. 7 Effective Date of the unpaid fees and interest accrued to such date, and any amounts payable pursuant to Section 3.05 of the Credit Agreement, with respect to all of its Existing Term B Loans.

(c) Each Replacement Term Lender, by delivering its signature page to this Amendment and funding, or converting its Existing Term Loans into, Term A-2 Loans or Term B-2 Loans, as the case may be, on the Amendment No. 7 Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment (such consent and approval effective as of the Amendment No. 7 Effective Date), each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Amendment No. 7 Effective Date. The commitments of the Replacement Term Lenders are several, and no Replacement Term Lender shall be responsible for any other Replacement Term Lender’s failure to make Replacement Term Loans. Each of the Replacement Term Loan Assignees, the Additional Term A-2 Lender and the Additional Term B-2 Lender, by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment (such consent and approval effective as of the Amendment No. 7 Effective Date), each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Amendment No. 7 Effective Date.

(d) Subject to the terms and conditions set forth herein, pursuant to Section 10.01 of the Credit Agreement, effective as of the Amendment No. 7 Effective Date, for all purposes of the Loan Documents, (i) the Term A-2 Loans shall constitute “Term A Loans”, (ii) each Term A-2 Lender shall become a “Term A Lender” and a “Lender” (if such Term A-2 Lender is not already a Term A Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term A Loan Commitment (or, following the making of a Term A-2 Loan, a Term A Loan), (iii) the Term B-2 Loans shall constitute “Term B Loans” and (iv) each Term B-2 Lender shall become a “Term B Lender” and a “Lender” (if such Term B-2 Lender is not already a Term B Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term B Loan Commitment (or, following the making of a Term B-2 Loan, a Term B Loan).

(e) The Existing Term A Loans of each Exiting Term A Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including any amounts payable pursuant to Section 3.05 of the Credit Agreement)) with the proceeds of the Term A-2 Loans and other funds available to the Borrower. The Existing Term B Loans of each Exiting Term B Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including any amounts payable pursuant to Section 3.05 of the Credit Agreement)) with the proceeds of the Term B-2 Loans and other funds available to the Borrower. The Borrower shall, on the Amendment No. 7 Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the Amendment No. 7 Effective Date, all interest and fees accrued to the Amendment No. 7 Effective Date with respect to the Existing Term Loans, whether or not such Existing Term Loans are converted pursuant to Section 1.02(a) or (b) of this Amendment.

(f) Each Lender party hereto (including each Continuing Term A-2 Lender and each Continuing Term B-2 Lender) waives, solely in respect of the prepayment of Existing Term Loans and the making of (or conversion into) Replacement Term Loans, as contemplated hereby, compliance with the requirements set forth in (A) Section 2.02 of the Credit Agreement, solely with respect to the time periods specified therein regarding the Borrower’s delivery of a Committed Loan Notice and (B) Section 2.05(a) of the Credit Agreement that the Borrower give prior notice of a voluntary prepayment of Term Loans.

(g) The obligation of each Replacement Term Lender to make Replacement Term Loans on the Amendment No. 7 Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the Replacement Term Loans and the repayment in full of the Existing Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.03 of the Credit Agreement shall be satisfied on and as of the Amendment No. 7 Effective Date, and the Replacement Term Lenders shall have received a certificate of a Responsible Officer dated the Amendment No. 7 Effective Date to such effect.

(ii) The Administrative Agent shall have received a favorable legal opinion of Latham & Watkins LLP, counsel to the Borrower, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

(iii) The Administrative Agent shall have received (A) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of the Borrower, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the jurisdiction of its organization, and a certificate as to the good standing (where relevant) of the Borrower as of a recent date, from such Secretary of State or similar Governmental Authority and (B) a closing certificate executed by the Secretary or Assistant Secretary (or a director in lieu thereof) of the Borrower dated the Amendment No. 7 Effective Date, substantially in the form of the closing certificate delivered on the Effective Date in connection with the Credit Agreement, and certifying (I) that attached thereto is a true and complete copy of the by-laws, memorandum and articles of association or operating (or limited liability company) agreement of the Borrower as in effect on the Amendment No. 7 Effective Date, (II) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of the Borrower authorizing the execution, delivery and performance of this Amendment and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (III) that the certificate or articles of incorporation or organization of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of incorporation or organization furnished pursuant to clause (A) above, and (IV) as to the incumbency and specimen signature of each officer executing this Amendment on behalf of the Borrower and countersigned by another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or director executing the certificate pursuant to this clause (B).

(iv) The Administrative Agent shall have received a Committed Loan Notice in a form reasonably acceptable to the Administrative Agent requesting that the Term A-2 Lenders make the Term A-2 Loans and the Term B-2 Lenders make the Term B-2 Loans to the Borrower on the Amendment No. 7 Effective Date.

(v) The conditions to effectiveness of this Amendment set forth in Section 1.04 hereof (other than paragraph (b) thereof) shall have been satisfied.

(vi) Each Loan Party set forth on Schedule I hereto shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the Amendment No. 7 Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Amendment No. 7” means Amendment No. 7 to this Agreement dated as of January 18, 2013, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 7 Effective Date” has the meaning set forth in Amendment No. 7.

“Amendment No. 7 Reaffirmation Agreement” means the Reaffirmation Agreement dated as of January 18, 2013, among Holdings, the Subsidiaries of Holdings party thereto and the Administrative Agent.

(ii) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) with respect to Term Loans, (A) for Eurocurrency Rate Loans, 2.75% and (B) for Base Rate Loans, 1.75%; and”.

(iii) The first sentence of the definition of “Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest per annum determined from time to time by the Administrative Agent as its “prime rate” in effect at its principal office in New York City and (c) 1.00% plus the Eurocurrency Rate applicable to one month Interest Periods on the date of determination of the Base Rate (which Eurocurrency Rate shall be deemed to be not less than (x) with respect to any Term Loan, 1.00% and (y) with respect to any Loan other than a Term Loan, 1.75%).”

(iv) The definition of “Collateral Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “, the Amendment No. 7 Reaffirmation Agreement” after the phrase “the Amendment No. 4 Reaffirmation Agreement” appearing in such definition.

(v) The definition of “Conversion” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the term “Amendment No. 4” with the term “Amendment No. 7”.

(vi) The first sentence of the definition of “Eurocurrency Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, the greater of (a) (x) with respect to any Term Loan, 1.00% per annum and (y) with respect to any Loan other than a Term Loan, 1.75% per annum and (b) the rate per annum equal to the

British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.”

(vii) The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of clause (iii) of the proviso thereto; (B) replacing the period at the end of clause (iv) of the proviso thereto with “; and”; and (C) inserting a new clause (v) as follows:

“(v) the initial Interest Period with respect to each Term Loan made on the Amendment No. 7 Effective Date shall begin on the Amendment No. 7 Effective Date and end on March 31, 2013.”

(viii) The definition of “Refinancing Amendment Effective Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety and reordered in its appropriate alphabetical order in Section 1.01 of the Credit Agreement as follows:

““Amendment No. 4 Effective Date” means February 17, 2011.”

(ix) The definition of “Term A Borrowing” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A Borrowing” means a borrowing consisting of simultaneous Term A Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term A Lenders pursuant to (x) with respect to Term A Loans made on the Closing Date, Section 2.01(a), (y) with respect to Term A Loans made on the Amendment No. 4 Effective Date, Section 1.02(a) of Amendment No. 4 and (z) with respect to Term A Loans made on the Amendment No. 7 Effective Date, Section 1.02(a) of Amendment No. 7.”

(x) The definition of “Term A Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A Loan” means (x) prior to the Amendment No. 4 Effective Date, a Loan made on the Closing Date pursuant to Section 2.01(a), (y) on and following the Amendment No. 4 Effective Date and prior to the Amendment No. 7 Effective Date, a Loan made on the Amendment No. 4 Effective Date pursuant to Section 1.02(a) of Amendment No. 4 (including Converted Term A-1 Loans (as defined in Amendment No. 4)) and (z) on and following the Amendment No. 7 Effective Date, a Loan made pursuant to Section 1.02(a) of Amendment No. 7 (including Converted Term A-2 Loans (as defined in Amendment No. 4)).”

(xi) The definition of “Term B Borrowing” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B Lenders pursuant to (x) with respect to Term B Loans made on the Closing Date, Section 2.01(b), (y) with respect to Term B Loans made on the Amendment No. 4 Effective Date, Section 1.02(b) of Amendment No. 4 and (z) with respect to Term B Loans made on the Amendment No. 7 Effective Date, Section 1.02(b) of Amendment No. 7.”

(xii) The definition of “Term B Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Loan” means (x) prior to the Amendment No. 4 Effective Date, a Loan made on the Closing Date pursuant to Section 2.01(b), (y) on and following the Amendment No. 4 Effective Date and prior to the Amendment No. 7 Effective Date, a Loan made on the Amendment No. 4 Effective Date pursuant to Section 1.02(b) of Amendment No. 4 (including Converted Term B-1 Loans (as defined in Amendment No. 4)) and (z) on and following the Amendment No. 7 Effective Date, a Loan made pursuant to Section 1.02(b) of Amendment No. 7 (including Converted Term B-2 Loans (as defined in Amendment No. 7)).”

(xiii) Clause (d) of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)

Prepayment Premium. At the time of the effectiveness of any Repricing Transaction that is consummated prior to the first anniversary of the Amendment No. 7 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term B Loans which are repaid or prepaid pursuant to such Repricing Transaction (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Term B Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (2) of the definition thereof, the aggregate principal amount of all Term B Loans outstanding on such date that are subject to an effective reduction of the Applicable Rate pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

SECTION 1.04. Effectiveness. Sections 1.02 and 1.03 of this Amendment shall become effective as of the first date (the “Amendment No. 7 Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) each Replacement Term Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the making of the Replacement Term Loans set forth in Section 1.02(g) hereof (other than clause (v) thereof) shall have been satisfied.

(c) The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full, (i) all of the Existing Term Loans (after giving effect to any Conversion thereof), (ii) all accrued and unpaid fees and interest with respect to the Existing Term Loans (including any such Existing Term Loans that will be converted to Replacement Term Loans on the Amendment No. 7 Effective Date) and (iii) to the extent invoiced at least one Business Day prior to the Amendment No. 7 Effective Date, any amounts payable to the Persons that are Term Lenders immediately prior to the Amendment No. 7 Effective Date pursuant to Section 3.05 of the Credit Agreement, such payments to be made with the cash proceeds of the Replacement Term Loans to be made on the Amendment No. 7 Effective Date and other funds available to the Borrower.

(d) The Agents shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment or pursuant to Section 10.04 of the Credit Agreement, including, to the extent invoiced at least one Business Day prior to the Amendment No. 7 Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

The Administrative Agent shall notify the Borrower, the Replacement Term Lenders and the other Lenders of the Amendment No. 7 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the Replacement Term Lenders hereunder to make Replacement Term Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(g) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on January 29, 2013.

SECTION 1.05. Post-Closing Covenant. (a) Within 60 days after the Amendment No. 7 Effective Date, the Loan Parties shall take such actions and deliver such documentation as the Administrative Agent shall reasonably request with respect to any (i) property or assets of a Loan Party located in Germany or (ii) Equity Interests of a German Subsidiary, in each case to the extent constituting Collateral (the “German Collateral”) (including, without limitation, if requested, entering into a new set of Collateral Documents with substantially the same terms (other than with respect to priority) as the Collateral Documents governed by the laws of Germany entered into prior to the Amendment No. 7 Effective Date) in order to ensure that the German Collateral continues to secure all Obligations after giving effect to this Amendment and otherwise to confirm the enforceability, validity and perfection of the Liens in favor of the Collateral Agent on behalf of the Secured Parties.

(b) Within 60 days after the Amendment No. 7 Effective Date, the Loan Parties shall take such actions and deliver such documentation with respect to the Mortgaged Properties as the Administrative Agent shall reasonably request (including, without limitation, if requested, (i) entering into amendments with respect to any existing Mortgages, (ii) obtaining title datedown endorsements with respect to any existing Mortgage Policies or, to the extent such endorsements are not available under applicable law, a new title insurance policy, each dated the date of recording of the amendment and (iii) delivering customary opinions of counsel with respect to any Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent) in order to ensure that the Mortgages continue to secure all Obligations after giving effect to this Amendment with the same priority as was the case prior to giving effect to this Amendment and otherwise to confirm the enforceability, validity and perfection of the Liens in favor of the Collateral Agent on behalf of the Secured Parties.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Replacement Term Lenders, and the Administrative Agent that, as of the Amendment No. 7 Effective Date and after giving effect to the transactions and amendments to occur on the Amendment No. 7 Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment No. 7 Effective Date, will constitute, legal, valid and binding obligations of the Loan Parties, enforceable against each of the Loan Parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and the implied covenant of good faith and fair dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Amendment No. 7 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment No. 7 Effective Date.

(d) Immediately after the consummation of the transactions contemplated under this Amendment to occur on the Amendment No. 7 Effective Date, Holdings and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agent-Related Persons under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15, 10.16 and 10.17 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. To the extent contemplated by Section 10.04 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Joint Bookrunners and Joint Lead Arrangers and Allen & Overy LLP, counsel for the Administrative Agent; provided that the fees of Allen & Overy LLP in connection with the preparation, execution and registration of any Collateral Documents entered into pursuant to Section 1.05(a) shall not exceed €22,000 (excluding VAT, notarial fees, costs and disbursements).

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

TOMKINS, LLC

By:	/s/ John Zimmerman
	Name:	John Zimmerman
	Title:	Chief Financial Officer

TOMKINS, INC.

By:	/s/ John Zimmerman
	Name:	John Zimmerman
	Title:	Chief Financial Officer

PINAFORE HOLDINGS B.V.

By:	/s/ Donald West
	Name:	Donald West
	Title:	Director

[Amendment No. 7]

CITIBANK, N.A., individually and as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Caesar Wyszomirski
	Name:	Caesar Wyszomirski
	Title:	Vice President

[Amendment No. 7]

The undersigned Additional Term A-2 Lender hereby irrevocably and unconditionally agrees to provide the Additional Term A-2 Commitment Amount ($323,149.88) in the form of a Term A-2 Loan on the Amendment No. 7 Effective Date.

CITIBANK, N.A., as a Term A-2 Lender

By:	/s/ Caesar Wyszomirski
	Name:	Caesar Wyszomirski
	Title:	Vice President

[Amendment No. 7]

The undersigned Additional Term B-2 Lender hereby irrevocably and unconditionally agrees to provide the Additional Term B-2 Commitment Amount ($32,837,770.53) in the form of a Term B-2 Loan on the Amendment No. 7 Effective Date.

CITIBANK, N.A., as a Term B-2 Lender (type name of the legal entity)

By:	/s/ Caesar Wyszomirski
	Name:	Caesar Wyszomirski
	Title:	Vice President

[Amendment No. 7]

SCHEDULE I

Reaffirmation Agreement Parties

ACD TRIDON (HOLDINGS) LIMITED

ACD TRIDON INC.

AQUATIC CO.

AQUATIC NETHERLANDS B.V.

AQUATIC TRUCKING CO.

AQUATIC US HOLDINGS CORP.BRITISH INDUSTRIAL VALVE COMPANY LIMITED

BROADWAY MISSISSIPPI DEVELOPMENT, LLC

BUFFALO HOLDING COMPANY

CARRIAGE HOUSE FRUIT COMPANY

CARROLLTON REAL ESTATE HOLDINGS LLC

CONERGICS CORPORATION

DEXTER AXLE ACQUISITION CORP.

DEXTER CHASSIS GROUP, INC.

DU-TEX PROPERTIES, LLC

EIFELER MASCHINENBAU GMBH

ELKHART REAL ESTATE HOLDINGS LLC

GALESBURG REAL ESTATE HOLDINGS LLC

GATES ADMINISTRATION CORP.

GATES AUTO PARTS HOLDINGS CHINA LIMITED

GATES BRONCO HOLDINGS CORP.

GATES DEVELOPMENT CORPORATION

GATES ENGINEERING & SERVICES LTD.

GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED

GATES E&S NORTH AMERICA, INC.

GATES FLEXIMAK LTD.

GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED

GATES HOLDING GMBH

GATES HOLDINGS LIMITED

GATES INTERNATIONAL HOLDINGS, LLC

GATES MECTROL GMBH

GATES MECTROL, INC.

GATES POWER TRANSMISSION EUROPE BVBA

H HEATON LIMITEDHYTEC, INC.

LOGAN REAL ESTATE HOLDINGS LLC

MONTISK INVESTMENTS NETHERLANDS C.V.

OLYMPUS (ORMSKIRK) LIMITED

PHILIPS HOLDING CORPORATION

SCHRADER INVESTMENTS LUXEMBOURG S.À R.L.

SHIITAKE LIMITED

ST. AUGUSTINE REAL ESTATE HOLDING LLC

STAYTON REAL ESTATE HOLDINGS LLC

THE GATES CORPORATION

TOMKINS AMERICAN INVESTMENTS S.À R.L.

TOMKINS AUTOMOTIVE CANADA LIMITED

TOMKINS AUTOMOTIVE COMPANY, S.À R.L.

TOMKINS AUTOMOTIVE HOLDING CO.

TOMKINS ACQUISITIONS LIMITED

TOMKINS BP UK HOLDINGS LIMITED

TOMKINS BP US HOLDING CORP.

TOMKINS ENGINEERING LIMITED

TOMKINS FINANCE LIMITED

TOMKINS FINANCE LUXEMBOURG LIMITED

TOMKINS FUNDING LIMITED

TOMKINS HOLDINGS LUXEMBOURG, S.À R.L.

TOMKINS INVESTMENT COMPANY S.À R.L.

TOMKINS INVESTMENTS CHINA LIMITED

TOMKINS INVESTMENTS LIMITED

TOMKINS LIMITED

TOMKINS LUXEMBOURG S.À R.L.TOMKINS OVERSEAS COMPANY

TOMKINS OVERSEAS HOLDINGS S.À R.L.

TOMKINS OVERSEAS INVESTMENTS LIMITED

TOMKINS SC1 LIMITED

TOMKINS STERLING COMPANY

TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY

TOMKINS TREASURY (DOLLAR) COMPANY

TOMKINS TREASURY (EURO) COMPANY

TRICO PRODUCTS (DUNSTABLE) LIMITED

TWIN FALLS REAL ESTATE HOLDINGS LLC

WALTHAM REAL ESTATE HOLDING CO.

WHITE PIGEON REAL ESTATE HOLDINGS LLC

WILLER & RILEY LIMITED

WINTERS REAL ESTATE HOLDINGS LLC